Exhibit 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         AMENDMENT TO EMPLOYMENT AGREEMENT made as of the 8th day of August, 2003 by and between GRIFFON CORPORATION, a Delaware corporation (hereinafter the "Company") and HARVEY R. BLAU (hereinafter the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Company and Executive entered into an Employment Agreement dated as of July 1, 2001 (hereinafter the "Employment Agreement"); and

         WHEREAS, the Company and Executive desire to modify said Employment Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Paragraph 2(b) shall be amended and restated as follows, effective as of the date hereof:

                  "(b) EMPLOYMENT TERM. The Employment Term shall mean the period commencing as of the date hereof and terminating on December 1, 2009."

         2. Except as specifically provided in this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed without amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


                                      GRIFFON CORPORATION

                                      By: /s/Robert Balemian
                                          -------------------------------------
                                             Robert Balemian, President

                                          /s/Harvey R. Blau
                                          -------------------------------------
                                             Harvey R. Blau